                  [LOGO OF BLUE CHIP VALUE FUND APPEARS HERE]


                                     ANNUAL
                             REPORT TO STOCKHOLDERS


                               DECEMBER 31, 1997

Dear Fellow Stockholder,

 The financial markets produced strong overall performance this past year, particularly boosting the prices of large stocks, and benefitting Blue Chip Value Fund shareholders. Blue Chip Value Fund's ("Fund") net asset value rose 31.2% and the common stock increased 40.5%, while the S&P 500 Index ("Index" or "S&P 500") gained 33.4%.

LARGE GROWTH STOCKS CONTINUE STRONG TREND ...

 The stock market last year continued the trend of large stocks with "growth-oriented" businesses outperforming large "value-priced" stocks. Using conven-tional tools such as price to book to separate the S&P 500 into growth and value components, it appears that growth stocks outperformed value stocks by over 6%. The 1997 outperformance of large growth stocks over value stocks pro-duced the fourth consecutive year of dominance by growth stocks--a longer pe-riod than any time in the last 20 years.

BLUE CHIP VALUE FUND PERFORMS WELL IN A GROWTH STOCK ENVIRONMENT

 The investment philosophy in Blue Chip Value Fund is focused on owning under-valued stocks of companies whose profitability is solid or showing improve-ment. As such, the portfolio typically has a blend of "value" and "growth" el-ements which are key to providing a high level of performance and reducing risk. At year-end, commonly-used valuation and growth measures indicate that we pay less for stocks, but also own companies likely to experience earnings acceleration: the price-to-earnings ratio for Blue Chip Value Fund was 19.7x vs. 22.5x for the S&P 500 and the price-to-book value was 2.9x for the Fund vs. 3.9x for the Index; at the same time, the latest year's corporate profit growth for Blue Chip Value Fund companies averaged 18% compared to 14.6% for the Index.

 In practice, this investment philosophy produces a portfolio that often outperforms a "pure" value strategy, which would only own the cheapest stocks. The following chart shows that, in the last four years, when large growth stocks drove the stock market to new highs, the Blue Chip Value Fund's net as-set value performance outperformed the value portion of the Index and nearly equaled the total S&P 500.


                             [GRAPH APPEARS HERE]


                    BLUE CHIP VALUE FUND STRONG PERFORMANCE
                    ---------------------------------------

                                                PERFORMANCE
                    FUNDS                        1994-1997
                    -----                       -----------

                    Blue Chip
                    Value Fund                    121.6%

                    S&P/BARRA
                    Value Index                   115.8%

                    S&P/BARRA
                    Growth Index                  141.1%

                    S&P 500
                    Index                         128.6%


PORTFOLIO HIGHLIGHTS OF THE SECOND HALF OF 1997

 During the second half of 1997, drug-related stocks performed particularly well as new products and concerns about Asian economies drove investors into stable companies with vital products and services. McKesson Corp., the largest distributor of drugs and healthcare products, increased 41%, and Schering Plough Corp., a drug manufacturer, rose 31%. CVS Corp., a restructured retail drug store chain, increased 24%. H.F. Ahmanson & Company's stock was up 56% as declining interest rates turned investors' attention toward domestically-ori-ented interest-sensitive stocks. Computer Associates' stock was up 43% as rev-enues and earnings for the software company exceeded Wall Street's projec-tions.

 Due in part to profit taking in drug stocks, the consumer staple weight in the portfolio was reduced to 24%, which is closer in line with the S&P 500's weight in the sector. Credit sensitive stocks were increased to a modest over-weight relative to the Index, and attractive manufacturing stocks raised the weight in capital goods position to be in line with the Index at 20%.

YEAR 2000 ISSUE

 The Year 2000 Issue consists of a shortcoming of many electronic data processing systems that make them unable to process year and date information accurately beyond the year 1999. In the past, computer programmers consist-ently abbreviated dates by eliminating the first two digits of the year under the assumption that these two digits would always be 19. This digit-dropping technique began as a way to save valuable data storage space. Therefore, many computer systems today recognize "1996" as "96." If this problem were not cor-rected, on January 1, 2000, a computer system would recognize the date as Jan-uary 1, 1900. The Year 2000 Issue is a broad business and operational problem with the potential to affect any entity's operations adversely.

 Blue Chip Value Fund, Inc. and Denver Investment Advisors LLC, the investment advisor, has established a Year 2000 Project Team which is taking steps that it believes are reasonably designed to address the Year 2000 Issue. Blue Chip Value Fund, Inc. utilizes major service providers in the operations of the Fund's business, including the investment advisor, administrator, transfer agent and custodian. While there can be no guarantee these service providers' systems will be converted on a timely basis, communications with each of the Fund's major service providers have been made to evaluate the appropriateness of their efforts to address their own Year 2000 Issues. At this time, we ex-pect an orderly transition for all of our operations into the 21st Century.

OUTLOOK

 As we look forward, the U.S. economy appears to be stable with growth slowing somewhat. Interest rates and inflation continue to be low by historical stan-dards; oil and basic material prices are lower; and consumers are optimistic. However, the fragility and rebuilding of the Asian economies and their impact on the rest of the world remains the largest uncertainty. We wouldn't be sur-prised to see continued short-term jolts to the financial markets as further developments with the Asian economic situation unfold. In this environment, some growth stocks are showing "cracks" in their growth stories, and value stocks may be more preferred by investors for their lower potential risk.

 Our strategy with Blue Chip Value Fund is to continue identifying undervalued stocks with improving businesses, while paying more attention to increasing the emphasis on domestically oriented companies. We believe that while the Asian situation may produce a "bumpy" investment environment going forward, the favorable domestic economic environment of recent years is still largely intact and should once again produce attractive returns for equity investors in general, and Blue Chip Value Fund shareholders in particular.

 We appreciate your continued support.

                                             Sincerely,

/s/ Varilyn K. Schock                        /s/ Kenneth V. Penland

Varilyn K. Schock, C.F.A.                    Kenneth V. Penland, C.F.A.
Portfolio Manager                            Chairman

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

 The Fund's Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in addi-tional shares of the Fund. A stockholder may also make additional cash invest-ments under the Plan. There is no service charge for participation.

 If the Fund is trading at a premium to the Fund's net asset value on the rec-ord date of a distribution, then the Fund will issue sufficient shares at net asset value to satisfy the Plan. If the Fund is trading at a discount to the Fund's net asset value on the record date of a distribution, then the Fund will attempt to acquire shares of the Fund's Common Stock in the open market at a price (plus commission) which is less than the net asset value per share most recently published by the Fund. If no shares, or insufficient shares, are available at less than net asset value per share, any remaining balance will be used to acquire shares from the Fund at net asset value.

 Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value (without regard to net asset value) per share.

 A stockholder may join the Plan by sending an Enrollment Form to the Plan Agent at Chase Mellon Shareholder Services, L.C.C., Overpeck Centre, 85 Chal-lenger Road, Ridgefield Park, NJ, 07660.

 The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be with-held) on dividends or distributions, even though the stockholder does not re-ceive the cash. Participants must maintain at least 50 shares in the Plan at all times.

 A stockholder may elect to withdraw from the Plan at any time on 15-days' prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin it in the future.

 The Fund may amend the Plan at any time upon 30-days prior notice to partici-pants.

 Additional information about the Plan may be obtained from Blue Chip Value Fund, 1225 17th Street, 26th Floor, Denver, CO 80202; telephone (800) 624-4190.

NOTICE OF AMENDMENT TO DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

 The Board of Directors of the Fund approved an amendment to the Plan effec-tive April 9, 1998. The amendment allows the Fund to issue the required number of shares for the Plan at net asset value, if the Fund is trading at a premium to the net asset value on the record date of a distribution. If the Fund is trading at a discount, there is no change to the Plan.

BLUE CHIP ON-LINE

 In 1997 we began providing daily updates of the Fund's net assets, net asset value, market price and premium/discount on our website. This allows our stockholders, Wall Street analysts and potential stockholders to keep track of our Fund more frequently than in the past. Our website is WWW.BLU.COM. We hope that those of you who are using the internet find it informative and useful. Investors may also contact our Investor Relations Department by sending e-mail to BLU@DENVERIA.COM.

STOCKHOLDER DISTRIBUTION INFORMATION

 Certain tax information regarding Blue Chip Value Fund, Inc. is required to be provided to stockholders based upon the Fund's income and distributions taxable to the stockholders for the calendar year ended December 31, 1997.

 The Board of Directors of Blue Chip Value Fund, Inc. voted to pay to stock-holders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio se-curities and dividends derived from net investment income:


RECORD DATE            PAY DATE                     DIVIDENDS                     CAPITAL GAINS
-----------            --------                     ---------                     -------------
 4/11/97                4/25/97                      $0.0200                         $0.2000
 7/11/97                7/25/97                      $0.0300                         $0.2200
10/17/97               10/31/97                      $0.0200                         $0.2500
12/31/97                1/16/98                      $0.0265                         $0.8035
                                                     $0.0965                         $1.4735

ATTENTION CORPORATE STOCKHOLDERS:

 To determine the amount that qualifies for the dividends-received deduction for corporations, multiply the amount that appears in column 1b of Form 1099-Div by 100%.

 The Fund notified stockholders in January 1998 of amounts for use in prepar-ing 1997 income tax returns.

REPORT OF INDEPENDENT AUDITORS

Stockholders and Board of Directors Blue Chip Value Fund, Inc.

 We have audited the accompanying statement of assets and liabilities of Blue Chip Value Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial high-lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assess-ing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blue Chip Value Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

January 14, 1998
Denver, CO
BLUE CHIP VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1997

ASSETS
Investment in common stock at market value (identified cost
 $103,567,904)...................................................  $147,555,853
Short-term investments...........................................     2,653,367
                                                                   ------------
  TOTAL INVESTMENTS..............................................   150,209,220
Receivable for Securities Sold...................................       495,020
Dividends receivable.............................................       146,128
Other assets.....................................................         9,000
                                                                   ------------
  TOTAL ASSETS...................................................   150,859,368
                                                                   ------------
LIABILITIES
Distributions payable............................................    11,812,442
Advisory fee payable.............................................        75,301
Administration fee payable.......................................        10,008
Accrued expenses and other liabilities...........................        56,211
                                                                   ------------
  TOTAL LIABILITIES..............................................    11,953,962
                                                                   ------------
NET ASSETS.......................................................  $138,905,406
                                                                   ============
COMPOSITION OF NET ASSETS
Capital stock, at par............................................  $    142,319
Paid-in capital..................................................    94,149,405
Undistributed net capital gains..................................       625,733
Net unrealized appreciation on investments.......................    43,987,949
                                                                   ------------
                                                                   $138,905,406
                                                                   ============
SHARES OF COMMON STOCK OUTSTANDING (100,000,000 shares authorized
 at $0.01 par value).............................................    14,231,858
                                                                   ============
Net asset value per share........................................  $       9.76
                                                                   ============

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENT OF OPERATIONS

Year ended December 31, 1997

NET INVESTMENT INCOME
INCOME
 Dividends............................................... $2,356,751
 Interest................................................    283,344
                                                          ----------
  TOTAL INCOME...........................................            $ 2,640,095
EXPENSES
 Investment advisory fee (Note 3)........................    825,556
 Administrative services fee (Note 3)....................    103,945
 Shareholder reporting...................................     76,187
 Transfer agent fees.....................................     75,702
 Legal fees..............................................     52,333
 Directors' fees.........................................     40,020
 Insurance and fidelity bond.............................     32,220
 Audit fees..............................................     27,639
 Custodian fees..........................................      9,574
 Other...................................................     30,432
                                                          ----------
  TOTAL EXPENSES.........................................              1,273,608
                                                                     -----------
  NET INVESTMENT INCOME..................................              1,366,487
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments........................             21,524,339
 Change in unrealized appreciation of investments........             12,743,904
                                                                     -----------
  NET GAIN ON INVESTMENTS................................             34,268,243
                                                                     -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...            $35,634,730
                                                                     ===========

See accompanying notes.
BLUE CHIP VALUE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED DECEMBER 31
                                                    --------------------------
                                                        1997          1996
                                                    ------------  ------------
Increase in net assets from operations:
 Net investment income............................. $  1,366,487  $  1,426,959
 Net realized gain from securities transactions....   21,524,339    13,391,556
 Net change in unrealized appreciation of
  investments......................................   12,743,904     5,132,527
                                                    ------------  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........   35,634,730    19,951,042
                                                    ------------  ------------
Distributions to shareholders from:
 Net investment income.............................   (1,368,539)   (1,424,907)
 Net realized gain on investments..................  (20,917,951)  (13,372,211)
                                                    ------------  ------------
                                                     (22,286,490)  (14,797,118)
Increase in net assets from common stock
 transactions:
 Proceeds from the sale of 2,843,750 shares, net of
  offering expenses................................   23,537,729           --
 Net asset value of common stock issued to
  shareholders from reinvestment of dividends
  (427,279 shares issued for year ended December
  31, 1997)........................................    3,978,874           --
                                                    ------------  ------------
                                                      27,516,603           --
                                                    ------------  ------------
NET INCREASE IN NET ASSETS.........................   40,864,843     5,153,924
NET ASSETS
 Beginning of year.................................   98,040,563    92,886,639
                                                    ------------  ------------
 End of year ($0 and $2,052 undistributed net
  investment income at December 31, 1997 and 1996,
  respectively).................................... $138,905,406  $ 98,040,563
                                                    ============  ============

See accompanying notes.

BLUE CHIP VALUE FUND, INC. FINANCIAL HIGHLIGHTS

                                            YEAR ENDED DECEMBER 31,
                                ---------------------------------------------
                                  1997     1996     1995     1994      1993
                                --------  -------  -------  -------   -------
PER SHARE DATA (for a share
 outstanding throughout each
 period)
Net asset value-beginning of
 period.......................  $   8.94  $  8.47  $  6.98  $  7.73   $  7.63
INVESTMENT OPERATIONS
Net investment income.........      0.10     0.13     0.13     0.11      0.20
Net gain (loss) on
 investments..................      2.56     1.69     2.45    (0.11)     0.76*
                                --------  -------  -------  -------   -------
Total from investment
 operations...................      2.66     1.82     2.58     0.00      0.96*
                                --------  -------  -------  -------   -------
DISTRIBUTIONS
From net investment income....     (0.10)   (0.13)   (0.13)   (0.11)    (0.20)
From net realized gains on
 investments..................     (1.47)   (1.22)   (0.95)   (0.38)    (0.14)
In excess of net realized
 gains on investments.........       --       --       --       --      (0.41)
Tax return of capital.........       --       --     (0.01)   (0.26)    (0.07)
                                --------  -------  -------  -------   -------
Total distributions...........     (1.57)   (1.35)   (1.09)   (0.75)    (0.82)
                                --------  -------  -------  -------   -------
CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights
 offering.....................     (0.26)     --       --       --      (0.03)*
Offering costs charged to paid
 in capital...................     (0.01)     --       --       --      (0.01)*
                                --------  -------  -------  -------   -------
Total capital share
 transactions.................     (0.27)     --       --       --      (0.04)*
                                --------  -------  -------  -------   -------
 Net asset value end of
  period......................  $   9.76  $  8.94  $  8.47  $  6.98   $  7.73
                                ========  =======  =======  =======   =======
 Per share market value, end
  of period...................  $10.9375  $  9.25  $ 7.625  $ 6.125   $ 7.875
                                ========  =======  =======  =======   =======
Total investment return based
 on: (a)
 Market Value.................      40.5%    39.5%    41.6%   (13.2)%    13.7%*
 Net Asset Value..............      31.2%    21.3%    38.1%     0.8%     13.1%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average
 net assets...................      0.94%    1.05%    1.15%    1.22%     1.28%
Ratio of net investment income
 to average net assets........      1.01%    1.39%    1.55%    1.46%     2.55%
Ratio of distributions to
 average net assets...........     16.48%   14.42%   13.22%    9.88%    10.33%
Portfolio turnover rate (b)...     55.15%   42.31%   50.84%   62.77%    56.11%
Average commission rate paid
 to brokers per share of
 common stock purchased/sold..  $   0.05  $  0.05  $  0.05  $  0.05   $  0.05
Net assets-end of period (in
 thousands)...................  $138,905  $98,041  $92,887  $76,491   $84,168

 * Restated
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(b) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.

See accompanying notes.

              BLUE CHIP VALUE FUND, INC. SCHEDULE OF INVESTMENTS

                              December  31, 1997

                                                                    MARKET
                                             SHARES      COST       VALUE
COMMON STOCKS:                               ------- ----------- -----------
COMMON STOCKS -- 106.23%
CAPITAL GOODS -- 20.56%
AEROSPACE & DEFENSE -- 4.45%
Boeing Co. .................................  58,434 $ 1,287,523 $ 2,859,614
United Technologies Corp. ..................  45,660   2,257,574   3,324,619
                                                     ----------- -----------
                                                       3,545,097   6,184,233
COMPUTER SOFTWARE & SERVICES -- 3.93%
Computer Associates International, Inc. ....  62,426   1,100,456   3,300,748
Unisys Corp.*............................... 155,500   2,392,912   2,157,562
                                                     ----------- -----------
                                                       3,493,368   5,458,310
ELECTRONICS -- SEMICONDUCTORS -- 2.86%
Harris Corp. ...............................  86,520   2,452,574   3,969,105
MACHINERY -- DIVERSIFIED -- 6.60%
Dover Corp. ................................  99,600   2,590,880   3,598,050
Ingersoll - Rand............................  71,600   3,084,916   2,899,800
Timken Co. .................................  77,600   3,019,956   2,667,500
                                                     ----------- -----------
                                                       8,695,752   9,165,350
MANUFACTURING -- SPECIALIZED -- 2.72%
Parker - Hannifin Corp. ....................  82,450   2,810,012   3,782,394
                                                     ----------- -----------
  TOTAL CAPITAL GOODS.......................          20,996,803  28,559,392
                                                     ----------- -----------
CONSUMER CYCLICAL -- 12.43%
AUTO PARTS & EQUIPMENT -- 3.33%
ITT Industries, Inc. .......................  80,500   2,030,809   2,525,687
Goodyear Tire & Rubber Co. .................  33,000   2,289,840   2,099,625
                                                     ----------- -----------
                                                       4,320,649   4,625,312
ENTERTAINMENT -- 2.70%
Carnival Corp. .............................  67,610   1,932,346   3,743,904
HOTELS -- MOTELS -- 2.23%
Hilton Hotels Corp. ........................ 104,300   2,137,161   3,102,925
RETAIL STORES -- GENERAL MERCHANDISE CHAINS -- 4.17%
Dayton-Hudson Corp. ........................  60,600   2,156,359   4,090,500
K Mart Corp.*............................... 146,800   1,994,152   1,697,375
                                                     ----------- -----------
                                                       4,150,511   5,787,875
  TOTAL CONSUMER CYCLICAL...................          12,540,667  17,260,016
                                                     ----------- -----------

                                                                       MARKET
                                                SHARES     COST        VALUE
COMMON STOCKS:                                  ------- ----------- -----------
CONSUMER STAPLES -- 25.57%
BEVERAGES -- SOFT DRINKS -- 1.94%
PepsiCo, Inc...................................  74,000 $ 2,008,799 $ 2,696,375
DISTRIBUTORS -- FOOD & HEALTH -- 1.99%
SuperValu, Inc. ...............................  66,200   2,073,045   2,772,125
DRUGS -- 4.70%
Schering-Plough Corp. .........................  57,280   1,364,481   3,558,520
McKesson Corp. ................................  27,400   2,051,972   2,964,337
                                                        ----------- -----------
                                                          3,416,453   6,522,857
FOOD -- 3.14%
Dole Food Co...................................  61,060   1,962,165   2,793,495
IBP, Inc. .....................................  75,100   1,126,958   1,572,406
                                                        ----------- -----------
                                                          3,089,123   4,365,901
HEALTHCARE DIVERSIFIED -- 2.31%
Bristol-Myers Squibb...........................  33,940   1,627,173   3,211,572
HEALTHCARE SERVICES -- 1.81%
Shared Medical Systems Corp. ..................  38,100   2,056,681   2,514,600
MEDICAL PRODUCTS & SUPPLIES -- 2.21%
Becton Dickinson & Co. ........................  61,300   2,498,219   3,065,000
RETAIL STORES -- DRUG STORES -- 5.47%
Rite Aid Corp. ................................  71,000   2,244,645   4,166,813
CVS Corp. .....................................  53,600   1,906,083   3,433,750
                                                        ----------- -----------
                                                          4,150,728   7,600,563
TOBACCO -- 2.00%
Philip Morris Companies, Inc. .................  29,700   1,285,678   1,345,781
RJR Nabisco Holdings Corp. ....................  38,100   1,252,054   1,428,750
                                                        ----------- -----------
                                                          2,537,732   2,774,531
  TOTAL CONSUMER STAPLES.......................          23,457,953  35,523,524
                                                        ----------- -----------
CREDIT SENSITIVE -- 32.46%
ELECTRIC COMPANIES -- 4.61%
GPU, Inc. .....................................  65,770   1,889,595   2,770,561
Edison International........................... 133,830   2,500,858   3,638,503
                                                        ----------- -----------
                                                          4,390,453   6,409,064
FINANCIAL--MISC. -- 2.55%
SLM Holding Corp. .............................  25,500   2,241,753   3,547,687

                               December 31, 1997

                                                                      MARKET
COMMON                                          SHARES     COST        VALUE
STOCKS:                                         ------- ----------- -----------
CREDIT SENSITIVE (CONTINUED)
INVESTMENT BANKING/BROKERAGE -- 6.65%
Bear Stearns Companies, Inc....................  69,000 $ 3,082,534 $ 3,277,500
Lehman Brothers Holding, Inc...................  31,400   1,435,859   1,601,400
Travelers Group, Inc...........................  80,820   1,972,115   4,354,177
                                                        ----------- -----------
                                                          6,490,508   9,233,077
MAJOR REGIONAL BANKING -- 4.38%
First Union Corp. (N.C.).......................  63,560   2,106,220   3,257,450
Nationsbank Corp...............................  46,600   2,169,965   2,833,862
                                                        ----------- -----------
                                                          4,276,185   6,091,312
MONEY CENTER BANKS -- 2.17%
Chase Manhattan Corp...........................  27,500   1,716,941   3,011,250
NATURAL GAS -- 2.26%
Coastal Corp...................................  50,660   1,827,806   3,137,754
PROPERTY & CASUALTY INSURANCE -- 2.17%
USF&G Corp..................................... 136,330   2,142,418   3,007,781
SAVINGS & LOAN -- 5.78%
Ahmanson (H.F.) & Co. .........................  70,900   2,556,274   4,745,869
Golden West Financial Corp.....................  33,600   2,911,445   3,286,500
                                                        ----------- -----------
                                                          5,467,719   8,032,369
TELECOMMUNICATIONS -- 1.89%
Sprint Corp....................................  44,700   1,570,422   2,620,538
                                                        ----------- -----------
  TOTAL
   CREDIT SENSITIVE............................          30,124,205  45,090,832
                                                        ----------- -----------
INTERMEDIATE GOODS & SERVICES -- 15.21%
OIL EXPLORATION & PRODUCTION -- 1.96%
Burlington Resources, Inc......................  60,600   2,723,378   2,715,638
OIL (INTEGRATED -- DOMESTIC) -- 7.20%
Atlantic Richfield Co. ........................  37,700   2,299,879   3,020,713
Tosco Corp. ...................................  86,500   1,928,870   3,270,781
USX-Marathon Group............................. 109,700   2,521,366   3,702,375
                                                        ----------- -----------
                                                          6,750,115   9,993,869

                                                                    MARKET
COMMON                                       SHARES     COST        VALUE
STOCKS:                                      ------ ------------ ------------
OIL (INTEGRATED -- INTERNATIONAL) -- 4.17%
Mobil Corp.................................. 41,220 $  1,872,363 $  2,975,569
Texaco, Inc................................. 51,900    2,353,035    2,822,063
                                                    ------------ ------------
                                                       4,225,398    5,797,632
PAPER & FOREST PRODUCTS -- .95%
Georgia-Pacific
 Corp.--Timber Group........................ 21,800    1,623,853    1,324,350
RAILROADS -- .93%
CSX Corp.................................... 23,900    1,125,532    1,290,600
                                                    ------------ ------------
  TOTAL INTERMEDIATE GOODS AND SERVICES.....          16,448,276   21,122,089
                                                    ------------ ------------
  TOTAL
   COMMON STOCKS............................         103,567,904  147,555,853
                                                    ------------ ------------
SHORT-TERM INVESTMENTS --1.91%
Dreyfus Cash Management Fund................           2,653,367    2,653,367
                                                    ------------ ------------
  TOTAL INVESTMENTS.........................        $106,221,271  150,209,220
                                                    ============
Liabilities, less receivables and other
 assets: --(8.14%)..........................                      (11,303,814)
                                                                 ------------
  NET ASSETS -- 100.00%.....................                     $138,905,406
                                                                 ============

* Denotes non-income producing security.

BLUE CHIP VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 1997

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management in-vestment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATIONS--Each investment security is valued at the last sale price at period end reported by the principal exchange on which the issue was traded or, if no sale is reported, the last bid price is used. Short-term in-vestments are valued at cost, which approximates market value.

FEDERAL INCOME TAXES--The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

INVESTMENT TRANSACTIONS--Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date.

DISTRIBUTIONS TO STOCKHOLDERS--Distributions to stockholders are recorded on the ex-dividend date. Distributions are classified to conform with the tax re-porting requirements of the Internal Revenue Code. Distributions attributable to current period realized gains from securities transactions which are offset by the existence of loss carryovers from prior years are taxable to the recip-ient as ordinary income and reported as distributions in excess of realized gains. Tax returns of capital represent distributions in excess of current and accumulated earnings and profits and are nontaxable to the recipient.

In 1997, the Fund changed its policy of distributions to its stockholders. The Fund distributes at least 2.5% of its net asset value quarterly to its stock-holders.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. PURCHASE AND SALE OF INVESTMENTS

The cost of investment securities purchased and proceeds from sales of securi-ties (excluding short-term investments) aggregated $76,927,600 and $71,505,668, respectively, for the period. At December 31, 1997, gross unrealized appreciation of investments was $45,555,108 and gross unrealized depreciation of investments was $1,567,159.

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (the "Advisor"), whereby a management fee is paid to the Advisor based on an annual rate of .65% of the Fund's average weekly net assets up to $100,000,000 and .50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the av-erage of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of the Advisor.

The Fund has an Administrative Agreement with American Data Services, Inc. The administrative services fee is based on an annual rate of .10% of the Fund's average weekly net assets up to $75,000,000, .05% of the Fund's average weekly net assets between $75,000,000 and $125,000,000, and .03% of the Fund's aver-age weekly net assets in excess of $125,000,000, with a $7,463 per month mini-mum. The administrative services fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week.

4. CAPITAL TRANSACTIONS

On January 6, 1997, the Fund announced a rights offering to existing stock-holders. The Fund issued one right to purchase an additional share of the Fund for each five shares owned as of January 31, 1997. The subscription period be-gan February 3, 1997 and extended through 5:00 p.m., Eastern Time, March 6, 1997. The price of the shares issued was $8.31 which represented 95% of the closing price of the Fund's common stock of $8.75 on March 7, 1997, the pric-ing date of the offering. The Fund's net asset value on March 7, 1997 was $9.82. There were 2,843,750 shares issued in the rights offering for proceeds, net of offering expenses, of $23,537,729.

--------------------------------------------------------------------------------

                              BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Robert J. Greenebaum, Director
Robert M. Inman, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

                                   OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
Varilyn K. Schock, Vice President
W. Bruce McConnel, III, Secretary
Jasper R. Frontz, Treasurer

INVESTMENT ADVISOR

Denver Investment Advisors, LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

SHAREHOLDER RELATIONS

Margaret R. Jurado
(800) 624-4190 (303) 312-5100
e-mail: blu@denveria.com

CUSTODIAN

Bank of New York
48 Wall Street
New York, NY 10286

FUND ADMINISTRATOR

American Data Services, Inc.
Hauppauge Corporate Center
150 Motor Parkway, Suite 109
Hauppauge, NY 11788

TRANSFER AGENT DIVIDEND REINVESTMENT PLAN AGENT (QUESTIONS REGARDING YOUR
ACCOUNT)
Chase Mellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541
www.chasemellon.com

                               NYSE Symbol--BLU

                  [LOGO OF BLUE CHIP VALUE FUND APPEARS HERE]

                                 www.blu.com

--------------------------------------------------------------------------------